UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2022

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

(303) 253-3267
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.
On January 6, 2021, Hycroft Mining Holding Corporation (the “Company”) entered into a waiver and amendment (the “Waiver”) with Sprott Private Resource Lending II (Collector), LP (the “Lender”) of certain provisions of the (i) Amended and Restated Credit Agreement, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Lender, the Guarantors (as defined in the Credit Agreement) and the other parties thereto and (ii) that certain waiver letter agreement, dated as of November 9, 2021 (the “Prior Waiver”) by and between the Lender, the Borrower, the Guarantors and the other parties thereto.

Pursuant to the Waiver, the Lender has waived the requirement that the Company maintain at least $9,000,000 of unrestricted cash at all times during the period ending May 10, 2022 (the “Waiver Period”), provided that, the Company maintains at least $9,000,000 of unrestricted cash as of the last day of each calendar month during the Waiver Period.

The Waiver also amends the Credit Agreement to require that the Company shall continue to employ and retain Diane Garrett in her positions as President, Chief Executive Officer and a director of the Company and Stanton Rideout in his positions as Executive Vice President and Chief Financial Officer of the Company until the repayment in full of the Facility Indebtedness (as defined in the Credit Agreement), provided that, if either of Diane Garrett or Stanton Rideout cease to hold any of their respective positions, the Company has nine months after the applicable cessation to find suitable replacements for such positions acceptable to the Lender, acting reasonably.

The foregoing description of the Waiver does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Waiver, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 hereto.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
10.1	Waiver and Amendment, dated January 6, 2022, between Hycroft Mining Holding Corporation and Sprott Private Resource Lending (Collector), L.P.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022	Hycroft Mining Holding Corporation

By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer